SUB-ITEM 77C: Submission of matters to a vote of security holders

On November 2, 2016, the State Street Variable Insurance Series Funds, Inc. (formerly known as GE Investments Funds, Inc.) (the "Company") held a special meeting of shareholders of the State Street U.S. Equity V.I.S. Fund (formerly known as the U.S. Equity Fund), State Street S&P 500 Index V.I.S. Fund (formerly known as the S&P 500 Index Fund), State Street Premier Growth Equity V.I.S. Fund (formerly known as the Premier Growth Equity Fund), State Street Small-Cap Equity V.I.S. Fund (formerly known as the Small-Cap Equity Fund), State Street Core Value Equity V.I.S. Fund (formerly known as the Core Value Equity Fund), State Street Income V.I.S. Fund (formerly known as the Income
Fund), State Street Total Return V.I.S. Fund (formerly known as the Total Return Fund) and State Street Real Estate Securities V.I.S. Fund (formerly known as the Real Estate Securities Fund) (each, a "Fund" and collectively, the "Funds"). Shareholders of record on August 31, 2016 were entitled to vote on the proposals. For each proposal shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the respective shareholders of each Fund, and the following votes were recorded:

Proposal 1:

Approval of an amendment to the Articles of Incorporation of the Company to change the name of the Company from GE Investments Funds, Inc. to State Street Variable Insurance Series Funds, Inc.

Company Votes:

                        No. of Shares  % of Outstanding Shares % of Shares Present
                       --------------- ----------------------- -------------------
Affirmative            129,623,837.819          89.283%               89.283%
Against                 10,047,818.534           6.921%                6.921%
Abstain                  5,511,041.282           3.796%                3.796%
Total                  145,182,697.634         100.000%              100.000%

Fund votes:

State Street U.S. Equity V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative             517,361.484           83.142%               83.142%
Against                  94,510.958           15.188%               15.188%
Abstain                  10,391.856            1.670%                1.670%
Total                   622,264.299          100.000%              100.000%

State Street S&P 500 Index V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative            4,129,723.968          89.566%               89.566%
Against                  328,752.097           7.130%                7.130%
Abstain                  152,315.883           3.303%                3.303%
Total                  4,610,791.948         100.000%              100.000%

State Street Premier Growth Equity V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative             328,875.938           92.103%               92.103%
Against                  14,439.877            4.044%                4.044%
Abstain                  13,756.795            3.853%                3.853%
Total                   357,072.610          100.000%              100.000%

State Street Small-Cap Equity V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative            2,498,737.296          90.329%               90.329%
Against                  195,110.893           7.053%                7.053%
Abstain                   72,423.893           2.618%                2.618%
Total                  2,766,272.082         100.000%              100.000%

State Street Core Value Equity V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative            1,193,140.607          88.388%               88.388%
Against                  120,609.862           8.935%                8.935%
Abstain                   36,143.133           2.677%                2.677%
Total                  1,349,893.601         100.000%              100.000%

State Street Income V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative            2,046,311.445          89.677%               89.677%
Against                  179,289.814           7.857%                7.857%
Abstain                   56,262.950           2.466%                2.466%
Total                  2,281,864.208         100.000%              100.000%

State Street Total Return V.I.S. Fund

                        No. of Shares  % of Outstanding Shares % of Shares Present
                       --------------- ----------------------- -------------------
Affirmative            114,120,508.497          89.210%               89.210%
Against                  8,841,605.784           6.912%                6.912%
Abstain                  4,962,034.598           3.879%                3.879%
Total                  127,924,148.879         100.000%              100.000%

State Street Real Estate Securities V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative            4,789,178.584          90.870%               90.870%
Against                  273,499.249           5.189%                5.189%
Abstain                  207,712.174           3.941%                3.941%
Total                  5,270,390.007         100.000%              100.000%

Proposal 2:

Approval of an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval.

Company votes:

                        No. of Shares  % of Outstanding Shares % of Shares Present
                       --------------- ----------------------- -------------------
Affirmative            118,220,823.871          81.429%               81.429%
Against                 21,486,028.150          14.799%               14.799%
Abstain                  5,475,845.611           3.772%                3.772%
Total                  145,182,697.634         100.000%              100.000%

Fund votes:
State Street U.S. Equity V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative             472,318.444           75.903%               75.903%
Against                 139,115.018           22.356%               22.356%
Abstain                  10,830.836            1.741%                1.741%
Total                   622,264.299          100.000%              100.000%

State Street S&P 500 Index V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative            3,876,302.761          84.070%               84.070%
Against                  591,340.759          12.825%               12.825%
Abstain                  143,148.428           3.105%                3.105%
Total                  4,610,791.948         100.000%              100.000%

State Street Premier Growth Equity V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative             306,621.803           85.871%               85.871%
Against                  37,301.636           10.447%               10.447%
Abstain                  13,149.170            3.682%                3.682%
Total                   357,072.610          100.000%              100.000%

State Street Small-Cap Equity V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative            2,307,435.945          83.413%               83.413%
Against                  408,266.118          14.759%               14.759%
Abstain                   50,570.019           1.828%                1.828%
Total                  2,766,272.082         100.000%              100.000%

State Street Core Value Equity V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative            1,148,917.070          85.112%               85.112%
Against                  160,387.498          11.881%               11.881%
Abstain                   40,589.034           3.007%                3.007%
Total                  1,349,893.601         100.000%              100.000%

State Street Income V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative            1,896,357.832          83.106%               83.106%
Against                  317,399.029          13.910%               13.910%
Abstain                   68,107.347           2.985%                2.985%
Total                  2,281,864.208         100.000%              100.000%

State Street Total Return V.I.S. Fund

                        No. of Shares  % of Outstanding Shares % of Shares Present
                       --------------- ----------------------- -------------------
Affirmative            103,713,979.653          81.075%               81.075%
Against                 19,253,723.261          15.051%               15.051%
Abstain                  4,956,445.964           3.875%                3.875%
Total                  127,924,148.879         100.000%              100.000%

State Street Real Estate Securities V.I.S. Fund

                       No. of Shares % of Outstanding Shares % of Shares Present
                       ------------- ----------------------- -------------------
Affirmative            4,498,890.363          85.362%               85.362%
Against                  578,494.831          10.976%               10.976%
Abstain                  193,004.813           3.662%                3.662%
Total                  5,270,390.007         100.000%              100.000%